Convertible Notes Payable	3 Months Ended
Jun. 30, 2011
Notes to Financial Statements
Convertible Notes Payable

NOTE 6 – Convertible Notes Payable

On March 29, 2011, the Company sold 10% secured convertible promissory notes in the amount of $2,250,000, (the “Bridge Notes”) and warrants (the “Warrants”) to purchase securities of the Company in the Target Transaction Financing (as defined below), pursuant to a Securities Purchase Agreement entered into on February 28, 2011 (the “Securities Purchase Agreement” and the “Private Placement”).

The Bridge Notes mature on the earlier of September 29, 2011 or the closing date of the Target Transaction Financing (such earlier date, the “Maturity Date”).  The entire principal amount and any accrued and unpaid interest is due and payable in cash on the Maturity Date.

The principal and interest may not be prepaid except in connection with the consummation of the Target Transaction Financing, in which case the holder may elect either to (i) convert all of the principal and accrued and unpaid interest then outstanding into the securities offered in the Target Transaction Financing at a price per share or unit, as the case may be, equal to 80% of the price at which such securities are sold or (ii) require the Company to repay the principal amount then outstanding and any accrued and unpaid interest in cash.  In the event that the Bridge Notes are not prepaid or converted prior to September 29, 2011, the Company is obligated to pay to the holders (in the aggregate) a penalty fee equal to: (i) the principal amount of the Bridge Notes divided by (ii) $2,000,000 and multiplied by (iii) $100,000.

We recorded the liability for the Bridge Notes at an amount equal to the full consideration received upon issuance, without considering the Warrant value because the determination of the number of warrants and the exercise price of the warrants is dependent on the closing date of, and the price of securities issued in the Target Transaction Financing, which has yet to take place.